UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR® INDEX SHARES FUNDS

SPDR® SERIES TRUST

SSGA ACTIVE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AN IMPORTANT MESSAGE TO FUND SHAREHOLDERS FROM

SPDR® INDEX SHARES FUNDS, SPDR® SERIES TRUST AND SSGA ACTIVE TRUST (EACH A “TRUST” AND TOGETHER WITH THEIR SERIES, THE “FUNDS”)

PRESIDENT, ELLEN NEEDHAM

The Funds will hold a Special Meeting of Shareholders on September 15, 2022 at SSGA Funds Management, Inc.’s (“SSGA FM” or the “Adviser”) offices in Boston, MA (the “Meeting” or “Shareholder Meeting”) to vote on the following matters:

1.	The election of five (5) nominees to the Board of Trustees of each Trust (the “Proposal”); and

2.	Any other business as may properly come before the Meeting.

This booklet contains a proxy statement explaining the Proposal. Shareholders of all Funds within a Trust will vote on the Proposal on a joint basis. The Board of Trustees, including the Independent Trustees who comprise a majority of the Board, unanimously recommends that you vote FOR the election of each of the nominees.

Your vote is important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on this important Proposal. If you do not cast your vote at this Shareholder Meeting (or an adjournment thereof), you will not have the opportunity to vote on this matter unless another shareholder meeting is held on the Proposal. Please do not hesitate to call the Funds’ proxy solicitation agent, Broadridge Financial Solutions, Inc., at 1-855-835-8320 if you have any questions about this important Proposal under consideration. If you have any additional questions about the Funds, please contact your financial advisor or the Funds’ representatives at 1-866-787-2257 or visit www.ssga.com/spdrs. Thank you for taking the time to consider the Proposal and for your investment in the Funds.

I encourage you to exercise your rights with respect to the Funds by reviewing the proxy statement and then voting either through the Internet, by telephone, or by mail as soon as possible. No matter how many shares you own, your vote is important.

Sincerely,

Ellen Needham
President

July 27, 2022

IMPORTANT INFORMATION ABOUT VOTING

I Have Only A Few Shares—Why Should I Bother to Vote?

Because your vote makes a difference. If many shareholders choose not to vote, the Trust might not receive enough votes to reach a quorum and conduct the Shareholder Meeting on September 15, 2022. If that appears likely to happen, the Fund(s) will have to send additional mailings to shareholders to try to get more votes—a process that would be very costly to the Funds and thus for you as a Fund shareholder.

What’s the Deadline for Submitting My Vote?

We encourage you to vote as soon as possible to make sure enough votes are received to act on the Proposal. The final opportunity to cast your vote is at the Shareholder Meeting on September 15, 2022.

Who Gets to Vote?

Any person who owned shares of a Fund on the “record date,” which was July 20, 2022, is entitled to vote, even if that person later sold those shares.

How Do I Vote?

You may vote in any of four ways:

Vote on the Internet

Log on to: www.proxyvote.com

Follow the on-screen instructions.

Vote by phone

Call the toll-free phone number indicated on the enclosed proxy card or voting instruction card. Follow the recorded instructions available 24 hours each day.

Vote by mail

Vote, sign, and date the enclosed proxy card and return in the postage-paid envelope.

Vote in person

Attend the Shareholder Meeting at SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02110 on September 15, 2022.

We encourage you to vote via the Internet or telephone using the control number on the enclosed proxy card or voting instruction card, because these methods save the Funds (and you as a shareholder) the most money (since they require no return postage). If you would like to change your previous vote, you may vote again using any of the methods described above.

How Do I Sign the Proxy Card?

You should sign your name exactly as it appears on the enclosed proxy card or voting instruction card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card.

Important Information Regarding Meeting Attendance

Due to health and safety considerations related to COVID-19, the number of shareholders who may attend the meeting in person may be limited and in-person attendance will require compliance with any then-applicable governmental requirements or recommendations or facility requirements. These requirements may include the use of face coverings, proof of vaccination or a negative COVID-19 test result, and maintaining appropriate social distancing. In light of public health considerations, the Funds may change the location of the meeting or may hold the meeting through a “virtual” or online method. The Funds plan to announce any such updates through www.proxyvote.com, and to file the announcement as definitive additional soliciting material on the Securities and Exchange Commission’s EDGAR website.

For information concerning the applicable facility and other requirements or information concerning the location or in-person status of the meeting, please visit www.proxyvote.com. We encourage you to check this website for updates prior to the meeting, including on the day prior to the scheduled meeting date, if you plan to attend to attend the meeting in person.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING AND EACH PROPOSAL

Although we recommend that you read the complete proxy statement, for your convenience, we have provided a brief overview of the Proposal to be voted on. The information provided in this section is qualified in its entirety by reference to the proxy statement.

Q.	Why am I receiving this Proxy Statement?

A.

As a shareholder of one or more of the Funds, you are being asked to vote on a very important matter affecting your Fund(s) and the applicable Trust(s): to elect five (5) nominees to the Board of Trustees of the Trusts.

Q.	Why am I being asked to elect Trustees?

A.

The Funds are governed by the Investment Company Act of 1940, as amended (the “1940 Act”). As a general matter, the 1940 Act permits the boards of trustees or directors of registered investment companies, such as the Funds, to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees would have been elected by shareholders after the appointments. The Board currently consists of five Trustees, four of whom are not “interested persons” of the Trusts or the Adviser as defined in the 1940 Act (each, an “Independent Trustee” and collectively, the “Independent Trustees”), and three of whom were elected by shareholders. As a result, any new Trustee of a Trust must be elected by shareholders.

Shareholders are being asked to elect Gunjan Chauhan, Carolyn M. Clancy, Clare S. Richer, Kristi L. Rowsell and Sandra G. Sponem (collectively, the “Nominees”) each as Trustees of the Trusts. Mses. Clancy and Rowsell each do not currently serve as Trustees of the Trusts and, if elected, would be Independent Trustees. Ms. Chauhan does not currently serve as a Trustee of the Trusts and, if elected, would be considered an Interested Trustee because of her position with an affiliate of the Adviser.

In addition, Clare S. Richer and Sandra G. Sponem, each current members of the Board, were appointed as Trustees of the Trusts in July 2018, but were not elected by shareholders. Mses. Richer and Sponem are each Independent Trustees. Shareholders are also being asked to elect Mses. Richer and Sponem so that the entire Board of Trustees will have been elected by shareholders.

Q.	How does the Board of Trustees recommend I vote?

A.	The Board of Trustees, including the Independent Trustees who comprise a majority of the Board, unanimously recommends that you vote FOR the election of each of the Nominees.

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc. (“Broadridge”), your Fund’s proxy solicitor, at 1-855-835-8320 with your proxy material.

Q.	How do I vote my shares?

A.

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.

You may receive a call from Broadridge, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

SPDR® INDEX SHARES FUNDS

SPDR® SERIES TRUST

SSGA ACTIVE TRUST

One Iron Street

Boston, MA 02210

Notice of Special Meeting of Shareholders

to be Held on September 15, 2022

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the

SPDR INDEX SHARES FUNDS, which includes the following series:

SPDR BLOOMBERG SASB DEVELOPED MARKETS EX US ESG SELECT ETF

SPDR BLOOMBERG SASB EMERGING MARKETS ESG SELECT ETF

SPDR DOW JONES GLOBAL REAL ESTATE ETF

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF

SPDR EURO STOXX 50 ETF

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF

SPDR MSCI ACWI EX-US ETF

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF

SPDR MSCI EAFE STRATEGICFACTORS ETF

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF

SPDR MSCI WORLD STRATEGICFACTORS ETF

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF

SPDR PORTFOLIO EMERGING MARKETS ETF

SPDR PORTFOLIO EUROPE ETF

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF

SPDR S&P CHINA ETF

SPDR S&P EMERGING ASIA PACIFIC ETF

SPDR S&P EMERGING MARKETS DIVIDEND ETF

SPDR S&P EMERGING MARKETS SMALL CAP ETF

SPDR S&P GLOBAL DIVIDEND ETF

SPDR S&P GLOBAL INFRASTRUCTURE ETF

SPDR S&P GLOBAL NATURAL RESOURCES ETF

SPDR S&P INTERNATIONAL DIVIDEND ETF

SPDR S&P INTERNATIONAL SMALL CAP ETF

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF; and

SPDR SERIES TRUST, which includes the following series:

SPDR BLOOMBERG 1-10 YEAR TIPS ETF

SPDR BLOOMBERG 1-3 MONTH T-BILL ETF

SPDR BLOOMBERG 3-12 MONTH T-BILL ETF

SPDR BLOOMBERG CONVERTIBLE SECURITIES ETF

SPDR BLOOMBERG EMERGING MARKETS LOCAL BOND ETF

SPDR BLOOMBERG EMERGING MARKETS USD BOND ETF

SPDR BLOOMBERG HIGH YIELD BOND ETF

SPDR BLOOMBERG INTERNATIONAL CORPORATE BOND ETF

SPDR BLOOMBERG INTERNATIONAL TREASURY BOND ETF

SPDR BLOOMBERG INVESTMENT GRADE FLOATING RATE ETF

SPDR BLOOMBERG SASB CORPORATE BOND ESG SELECT ETF

SPDR BLOOMBERG SHORT TERM HIGH YIELD BOND ETF

SPDR BLOOMBERG SHORT TERM INTERNATIONAL TREASURY BOND ETF

SPDR DOW JONES REIT ETF

SPDR FACTSET INNOVATIVE TECHNOLOGY ETF

SPDR FTSE INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF

SPDR GLOBAL DOW ETF

SPDR ICE PREFERRED SECURITIES ETF

SPDR MARKETAXESS INVESTMENT GRADE 400 CORPORATE BOND ETF

SPDR MSCI USA CLIMATE PARIS ALIGNED ETF

SPDR MSCI USA STRATEGICFACTORS ETF

SPDR NUVEEN BLOOMBERG HIGH YIELD MUNICIPAL BOND ETF

SPDR NUVEEN BLOOMBERG MUNICIPAL BOND ETF

SPDR NUVEEN BLOOMBERG SHORT TERM MUNICIPAL BOND ETF

SPDR NYSE TECHNOLOGY ETF

SPDR PORTFOLIO AGGREGATE BOND ETF

SPDR PORTFOLIO CORPORATE BOND ETF

SPDR PORTFOLIO HIGH YIELD BOND ETF

SPDR PORTFOLIO INTERMEDIATE TERM CORPORATE BOND ETF

SPDR PORTFOLIO INTERMEDIATE TERM TREASURY ETF

SPDR PORTFOLIO LONG TERM CORPORATE BOND ETF

SPDR PORTFOLIO LONG TERM TREASURY ETF

SPDR PORTFOLIO MORTGAGE BACKED BOND ETF

SPDR PORTFOLIO S&P 1500 COMPOSITE STOCK MARKET ETF

SPDR PORTFOLIO S&P 400 MID CAP ETF

SPDR PORTFOLIO S&P 500 ETF

SPDR PORTFOLIO S&P 500 GROWTH ETF

SPDR PORTFOLIO S&P 500 HIGH DIVIDEND ETF

SPDR PORTFOLIO S&P 500 VALUE ETF

SPDR PORTFOLIO S&P 600 SMALL CAP ETF

SPDR PORTFOLIO SHORT TERM CORPORATE BOND ETF

SPDR PORTFOLIO SHORT TERM TREASURY ETF

SPDR PORTFOLIO TIPS ETF

SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF

SPDR RUSSELL 1000 MOMENTUM FOCUS ETF

SPDR RUSSELL 1000 YIELD FOCUS ETF

SPDR S&P 1500 MOMENTUM TILT ETF

SPDR S&P 1500 VALUE TILT ETF

SPDR S&P 400 MID CAP GROWTH ETF

SPDR S&P 400 MID CAP VALUE ETF

SPDR S&P 500 ESG ETF

SPDR S&P 500 FOSSIL FUEL RESERVES FREE ETF

SPDR S&P 600 SMALL CAP ETF

SPDR S&P 600 SMALL CAP GROWTH ETF

SPDR S&P 600 SMALL CAP VALUE ETF

SPDR S&P AEROSPACE & DEFENSE ETF

SPDR S&P BANK ETF

SPDR S&P BIOTECH ETF

SPDR S&P CAPITAL MARKETS ETF

SPDR S&P DIVIDEND ETF

SPDR S&P HEALTH CARE EQUIPMENT ETF

SPDR S&P HEALTH CARE SERVICES ETF

SPDR S&P HOMEBUILDERS ETF

SPDR S&P INSURANCE ETF

SPDR S&P INTERNET ETF

SPDR S&P KENSHO CLEAN POWER ETF

SPDR S&P KENSHO FINAL FRONTIERS ETF

SPDR S&P KENSHO FUTURE SECURITY ETF

SPDR S&P KENSHO INTELLIGENT STRUCTURES ETF

SPDR S&P KENSHO NEW ECONOMIES COMPOSITE ETF

SPDR S&P KENSHO SMART MOBILITY ETF

SPDR S&P METALS & MINING ETF

SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF

SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF

SPDR S&P PHARMACEUTICALS ETF

SPDR S&P REGIONAL BANKING ETF

SPDR S&P RETAIL ETF

SPDR S&P SEMICONDUCTOR ETF

SPDR S&P SMALLCAP 600 ESG ETF

SPDR S&P SOFTWARE & SERVICES ETF

SPDR S&P TELECOM ETF

SPDR S&P TRANSPORTATION ETF

SPDR SSGA GENDER DIVERSITY INDEX ETF

SPDR SSGA US LARGE CAP LOW VOLATILITY INDEX ETF

SPDR SSGA US SMALL CAP LOW VOLATILITY INDEX ETF; and

SSGA ACTIVE TRUST, which includes the following series:

SPDR BLACKSTONE HIGH INCOME ETF

SPDR BLACKSTONE SENIOR LOAN ETF

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF

SPDR LOOMIS SAYLES OPPORTUNISTIC BOND ETF

SPDR NUVEEN MUNICIPAL BOND ESG ETF

SPDR NUVEEN MUNICIPAL BOND ETF

SPDR SSGA FIXED INCOME SECTOR ROTATION ETF

SPDR SSGA GLOBAL ALLOCATION ETF

SPDR SSGA INCOME ALLOCATION ETF

SPDR SSGA MULTI-ASSET REAL RETURN ETF

SPDR SSGA ULTRA SHORT TERM BOND ETF

SPDR SSGA US SECTOR ROTATION ETF.

SPDR Index Shares Funds, SPDR Series Trust and SSGA Active Trust are each a “Trust” and together with their series are referred to herein as the “Funds,” unless as otherwise specified. The Meeting will be held at the offices of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Funds, One Iron Street, Boston, MA 02210 at 2:00 p.m. Eastern Time, on September 15, 2022, for the following purposes:

Matters to Be Voted on by Shareholders:

1.	To elect five (5) nominees to the Board of Trustees of each Trust (the “Proposal”); and

2.	To transact any other business as may properly come before the Meeting.

Shareholders of all Funds within a Trust will vote on the Proposal on a joint basis. The Proposal is discussed in the attached proxy statement. The Board of Trustees recommends that you vote FOR the election of each of the nominees.

Shareholders of record at the close of business on July 20, 2022 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on September 15, 2022: the proxy statement and related materials are available at: www.proxyvote.com.

By Order of the Board of Trustees,

David Urman, Esq.
Secretary

SPDR® INDEX SHARES FUNDS

SPDR® SERIES TRUST

SSGA ACTIVE TRUST

One Iron Street

Boston, MA 02210

Special Meeting of Shareholders

September 15, 2022

PROXY STATEMENT

Introduction

This proxy statement is being provided to you on behalf of the Boards of Trustees of SPDR Index Shares Funds, SPDR Series Trust and SSGA Active Trust (each a “Trust” and together with their series, the “Funds”). The proxy statement is divided into five parts:

Part I Overview of the Proposal begins on page 2.

Part II Proposal Details begins on page 2.

Part III Other Matters begins of page 24.

Part IV Other Information begins on page 25.

Part V More on Proxy Voting and Shareholder Meetings begins on page 29.

Part VI Fund and Investment Adviser Information begins on page 31.

Please read the proxy statement before voting on the Proposal. If you have questions about the proxy statement, or if you would like additional information, please call our proxy solicitation agent, Broadridge Financial Solutions, Inc., toll-free at 1-855-835-8320. If you have any additional questions about the Funds or the Trust generally, please contact your financial advisor or a SPDR representative at 1-866-787-2257 or visit www.ssga.com/spdrs. This proxy statement will be mailed to shareholders beginning the week of August 1, 2022.

Annual and Semi-Annual Reports.

Copies of each Fund’s most recent Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing to the Trust’s Distributor, State Street Global Advisors Funds Distributors, LLC, at One Iron Street, Boston, Massachusetts 02210, by visiting the Funds’ website at https://www.ssga.com/spdrs or by calling 1-866-787-2257.

PART I: OVERVIEW OF THE PROPOSAL

Shareholders are being asked to vote on the following matters:

1.	To elect five (5) nominees to the Board of Trustees of each Trust (the “Proposal”).

2.	To transact any other business as may properly come before the Meeting.

Shareholders of all Funds within a Trust will vote on the Proposal on a joint basis. Only shareholders of record on July 20, 2022, are entitled to vote on the Proposal whether or not such shareholders still own those shares.

PART II: PROPOSAL DETAILS

PROPOSAL — TO ELECT FIVE (5) NOMINEES TO THE BOARD OF TRUSTEES OF EACH TRUST

At a meeting held on July 14, 2022, the Trustee Committee formally selected and nominated, and recommended that the Board of Trustees nominate for election by shareholders, Carolyn M. Clancy and Kristi L. Rowsell as Independent Trustees. At a meeting held on July 14, 2022, the Board of Trustees nominated Mses. Clancy and Rowsell, as well as Clare S. Richer and Sandra G. Sponem, two current Independent Trustees who had been appointed previously, and Gunjan Chauhan (collectively, the “Nominees”) for election by shareholders as Trustees and recommended that shareholders vote to approve all Nominees as Trustees. The Board currently has no reason to believe that any Nominee will become unable to serve or for good cause will not serve as a trustee, but if that should occur before the shareholder meeting, the proxies may be voted for such other Nominees as the Trusts’ Trustee Committee and/or the Board may select. If the Nominees are elected by shareholders, at least 75% of the total number of Trustees of the Board will continue to be Independent Trustees.

Who are the Nominees to the Board and what are their qualifications?

The Nominees to the Board are Carolyn M. Clancy, Clare S. Richer, Kristi L. Rowsell, Sandra G. Sponem and Gunjan Chauhan.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN / TO BE OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
PROPOSED INDEPENDENT TRUSTEES

CAROLYN M. CLANCY c/o The SPDR Trusts One Iron Street Boston, MA 02210 1960	N/A	N/A	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 – June 2021); Executive Vice President, Head of Broker Dealer Business, Fidelity Investments (July 2017- March 2020).	125	Assumption University (Trustee); Big Sister Association of Greater Boston (Director).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN / TO BE OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
CLARE S. RICHER* c/o The SPDR Trusts One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008—May 2017).	125	Principal Financial Group (Director and Financial Committee Chair); Bain Capital Specialty Finance (Director); University of Notre Dame (Trustee); Putnam Acquisition Financing Inc. (Director); Putnam Acquisition Financing LLC (Director); Putnam GP Inc. (Director); Putnam Investor Services, Inc. (Director); Putnam Investments Limited (Director).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN / TO BE OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
KRISTI L. ROWSELL c/o The SPDR Trusts One Iron Street Boston, MA 02210 1966	N/A	N/A	Partner and President, Harris Associates (2010-2021)	125	Oakmark Funds (Trustee); Board of Governors, Investment Company Institute (Member); Habitat for Humanity Chicago (Director).

SANDRA G. SPONEM* c/o The SPDR Trusts One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate company) (February 2007—April 2017).	125	Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Fiduciary/ Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN / TO BE OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
					Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund (Trustee and Audit Committee Chair).

PROPOSED INTERESTED TRUSTEE

GUNJAN CHAUHAN** c/o The SPDR Trusts One Iron Street Boston, MA 02210 1982	N/A	N/A	Senior Managing Director, State Street Global Advisors (April 2018 – Present); Managing Director, State Street Global Advisors (June 2015 – March 2018).	125	State Street ICAV (Director).

†

For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser. For Nominees who are not current members of the Board, this number represents the number of portfolios in the Fund Complex such Nominee would currently oversee if elected.

*	Current member of the Board by appointment of the Trustees of the Trusts.
**	If elected, Ms. Chauhan will be considered an “interested person” of the Trusts, as defined in the 1940 Act, because of her position with an affiliate of the Adviser.

Carolyn M. Clancy. Ms. Clancy recently retired from her position as Executive Vice President, Head of Strategy, Analytics and Market Readiness at Fidelity Investments. Ms. Clancy served in numerous roles at Fidelity since 1999, including Head of the Broker Dealer Business, Head of FundsNetwork, and Interim Head of Corporate Communications. Earlier in her career, she was the Director of Sales and Marketing at AW Chesterton Company and the Sales Director (National Sales) and Product Marketing Manager for Barry Controls. Ms. Clancy served on the Board of Trustees for Assumption College from 2011 to 2021 and has served on the Board of Directors of the Big Sister Association of Greater Boston since 2016.

Clare S. Richer. Ms. Richer has served as a Trustee of the Trusts since 2018. From 2008 to 2017, she was the Chief Financial Officer of Putnam Investments. Prior to joining Putnam Investments, Ms. Richer held multiple Finance, Operations, and P&L leadership roles during her 25-year tenure at Fidelity Investments culminating in her appointment as Chief Financial Officer and member of the Management Committee. Prior to 1983, she was a Senior Auditor at Arthur Andersen & Company. Ms. Richer is also a Director of Bain Capital Specialty Finance as well as Principal Financial Group where she is also Head of the Finance Committee. She is also a Trustee of the University of Notre Dame and a member of its Compensation, Investment, Finance, and Faculty Affairs Committees. Additionally, Ms. Richer serves on the Board of the Alzheimer’s Association, MA/NH chapter.

Kristi L. Rowsell. Prior to her retirement, Ms. Rowsell served in numerous roles at Harris Associates (“Harris”), a well-known investment adviser specializing in value investing, beginning in 1995, including most recently as the President of the Harris-advised Oakmark Funds from 2010 to 2021. Additionally, she served as Chief Financial Officer of Harris from 1999 to 2010. Ms. Rowsell was named a partner of Harris in 1999. From 1995 to 1999, she served in tax and accounting management roles at Harris. Prior to her career at Harris, Ms. Rowsell held leadership roles at Calamos Asset Management (1992-1995) and KPMG (1989-1992). She is currently a Trustee of the Oakmark Funds and a member of the Board of Governors of the Investment Company Institute (ICI). In addition, Ms. Rowsell is a member of the Board of Directors of Habitat for Humanity in Chicago.

Sandra G. Sponem. Ms. Sponem has served as a Trustee of the Trusts since 2018. Prior to her retirement in 2017, she served as the Chief Financial Officer of M.A. Mortensen Companies, Inc., a large Minnesota construction company. Prior to joining

Mortensen in 2007, Ms. Sponem was the Chief Financial Officer at Piper Jaffery. She began her career at Deloitte, and she also worked at Dayton-Hudson Corporation (now known as Target). Ms. Sponem serves as a Trustee on numerous boards of the Rydex and Guggenheim fund families.

Gunjan Chauhan. Ms. Chauhan is a Senior Managing Director at State Street Global Advisors (“SSGA”), the Global Head of Capital Markets and Strategic Partners for the SPDR ETF Business, as well as a member of SSGA’s Senior Leadership Team and Executive Management Group. Prior to joining the SPDR business in September 2019, she was the head of SSGA’s Cash Business EMEA & APAC, part of a global team running cash investments for corporate and institutional clients. In this role she was responsible for all client-facing activities including sales, strategy, operations and services on behalf of the firm’s cash management business in EMEA & APAC. Before joining SSGA in 2015, Ms. Chauhan was at the Royal Bank of Scotland, where she served in a variety of client-facing roles from 2003 to 2015, which included leadership positions in short-term and structure products solutions and sales. Additionally, she is a mentor at Cass Business School, and supports The Brokerages Momentum program, a unique cross-firm mentoring scheme designed to foster the advancement of female leadership talent and create impact with diverse undergraduate talent aiming for a future career in the banking industry.

Who are the current members of the Board?

The current members of the Board are Carl G. Verboncoeur, Dwight D. Churchill, Clare S. Richer, Sandra G. Sponem and James E. Ross. Information with respect to Mses. Richer and Sponem is included above under “Who are the Nominees to the Board and what are their qualifications?”

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES
CARL G. VERBONCOEUR c/o The SPDR Trusts One Iron Street Boston, MA 02210 1952	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	125	The Motley Fool Funds Trust (Trustee).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
DWIGHT D. CHURCHILL c/o The SPDR Trusts One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014—January 2015).	125	Affiliated Managers Group, Inc. (Chairman, Director and Audit Committee Chair).

INTERESTED TRUSTEE
JAMES E. ROSS* c/o The SPDR Trusts One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Non-Executive Chairman, Fusion Acquisition Corp II (February 2020 – Present); Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 – September 2021); Retired Chairman and Director, SSGA Funds Management, Inc. (2005 – March 2020); Retired Executive Vice President, State Street Global Advisors (2012	136	The Select Sector SPDR Trust (November 2005 – Present); SSGA SPDR ETFs Europe I plc (Director) (November 2016 – March 2020); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – March 2020); State Street Navigator Securities Lending Trust (July 2016 – March 2020); SSGA Funds (January 2014 – March 2020); State Street

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
			– March 2020); Retired Chief Executive Officer and Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – March 2020); Director, State Street Global Markets, LLC (2013 – April 2017); President, SSGA Funds Management, Inc. (2005 – 2012); Principal, State Street Global Advisors (2000 – 2005).		Institutional Investment Trust (February 2007 – March 2020); State Street Master Funds (February 2007 – March 2020); Elfun Funds (July 2016 – December 2018).

†

For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

*

Mr. Ross is an “interested person” of the Trusts, as defined in the 1940 Act, because of his former position with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

The following is a brief summary of the specific experience, qualifications or skills that led to the conclusion that, as of the date of this proxy statement, each person identified below should serve as a Trustee for each Trust (the summaries for Mses. Richer and Sponem are included above under “Who are the Nominees to the Board and what are their qualifications?”). References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute a representation that the Board or any Trustee has any special expertise and do not impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, a Trust’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

Dwight D. Churchill. Mr. Churchill has served as a Trustee of the Trusts since 2010. He currently is the Chair of the Audit Committee. Mr. Churchill held a number of senior positions at Fidelity Investments before retiring from the firm in 2009. Having joined Fidelity in 1993, he served as the head of the Fixed Income Division, head of Equity Portfolio Management and President of Investment Services. While at Fidelity, Mr. Churchill also served as the elected chair of the Board of Governors for the CFA Institute, a 178,000-member association, and from June 2014 to January 2015, he served as interim President and Chief Executive Officer at the CFA Institute. Prior to joining Fidelity, Mr. Churchill served as a Managing Director of Prudential Financial, Inc., as President and Chief Executive Officer of CSI Asset Management, Inc., a subsidiary of Prudential Financial, Inc., and held senior roles at Loomis, Sayles & Company and the Ohio Public Employees Retirement System. Mr. Churchill currently serves as the independent Chair of the Board of Directors of Affiliated Managers Group (AMG), a well-known investment solutions provider. He also serves as a staff consultant at The Public Employees Retirement System of Idaho.

Carl G. Verboncoeur. Mr. Verboncoeur has served as a Trustee of the Trusts since 2010. He currently is the Chair of the Trustee Committee. Since 2009, he has worked as an independent, self-employed consultant. From 2001 until his retirement in 2009, Mr. Verboncoeur was the Chief Executive Officer of Rydex Investments.

James E. Ross. Mr. Ross has served as a Trustee of the Trusts since 2005 and served as President of the Trusts from November 2010 to May 2013. Since 2020, Mr. Ross has served as Non-Executive Chairman of Fusion Acquisition Corp II. From 2020 to 2021, Mr. Ross served as Non-Executive Chairman of Fusion Acquisition Corp I. Prior to his retirement in 2020, Mr. Ross served as Chairman of SSGA’s SPDR Exchange Traded Funds business from 2016 to 2020 and was the Global Head of SSGA’s SPDR Exchange Traded Funds business from 2012 to 2016. He was an Executive Vice President of SSGA and Director of State Street Global Advisors Funds Distributors, LLC from 2013 to 2020 and Chairman and Director of the Adviser from 2005 to 2020. He served as Senior Managing Director of SSGA from 2006 to 2013 and President of the Adviser from 2005 to 2012. Prior to his retirement, Mr. Ross was responsible globally for all aspects of SSGA’s exchange traded fund business including strategy, research, distribution and capital markets interaction. Mr. Ross has extensive history with exchange traded funds and is frequently quoted in various press regarding exchange traded funds. Mr. Ross also serves as a Trustee of the Select Sector SPDR Trust and formerly served as a Trustee to additional trusts that include series for which SSGA FM serves as investment adviser. From June 2010 to March 2020, Mr. Ross chaired the Investment Company Institute’s Exchange-Traded Funds Committee and has previously served on the Board of Governors of the Investment Company Institute.

Leadership Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trusts. The Board is responsible for overseeing the operations of the Funds in accordance with the provisions of the 1940 Act, other applicable laws and each Trust’s Declaration of Trust. The Board is currently composed of four Independent Trustees and one Interested Trustee. In accordance with the Board Governance Policies, the Board has appointed an Independent Trustee to serve as Chairman of the Board. Generally, the Board acts by majority vote of a quorum of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. A Trust’s day-to-day operations are managed by the Adviser, a sub-adviser (for certain series) and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trusts. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in each Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

Each Trustee was selected to serve as a Trustee based on his or her own experience, qualifications, attributes and skills, as well as his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund’s shareholders.

Why are Fund Shareholders being asked to elect Trustees?

The Funds are governed by the Investment Company Act of 1940, as amended (the “1940 Act”). As a general matter, the 1940 Act permits the boards of trustees or directors of registered investment companies, such as the Funds, to appoint new trustees to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees would have been elected by shareholders after the appointments. The Board currently consists of five Trustees, three of whom were elected by shareholders. Clare S. Richer and Sandra G. Sponem were appointed as Trustees in July 2018, but were not elected by shareholders.

Shareholders are being asked to elect Gunjan Chauhan, Carolyn M. Clancy and Kristi L. Rowsell each as Trustees of the Trusts. Mses. Clancy and Rowsell each do not currently serve as Trustees of the Trusts and, if elected, would be Independent Trustees. Ms. Chauhan does not currently serve as a Trustee of the Trusts and, if elected, would be considered an Interested Trustee because of her position with an affiliate of the Adviser. Shareholders are also being asked to elect Mses. Richer and Sponem so that the entire Board of Trustees will have been elected by shareholders. Mses. Richer and Sponem are each currently an Independent Trustee.

How many of the Nominees will be “Independent” Trustees if elected?

Four (4) of the five (5) Nominees —all but Ms. Chauhan— will be Independent Trustees if elected by shareholders. Independent Trustees have no affiliation with SSGA FM or the Trusts, apart from any personal investments they choose to make in the Funds as private individuals. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of each Fund’s shareholders.

How are the Boards of the Funds structured?

The Funds are grouped into three separate Trusts. Each Trust is made up of multiple Funds (which are sometimes called “series” of the Trust). Funds (i.e., series) that are part of the same Trust elect their Trustees on a joint basis. Part VI of this booklet includes a list of Funds that specifies the Trust to which each Fund belongs and provides a variety of other details about the Funds. Currently, the same individuals serve as Trustees of each Trust. There are important benefits in having the same members serve on the Board of Trustees of each Trust. Service on each Board gives the Trustees greater familiarity with operations that are common to all Funds. Such service also permits the Trustees to address common issues on a knowledgeable and consistent basis. It also avoids the substantial additional costs, administrative complexities, and redundancies that would result from having a different Board of Trustees for each Trust. While there are many areas of common interest among the Funds, the Trustees recognize that they are responsible for exercising their responsibilities at all times on a fund-by-fund basis.

How long will each Trustee serve?

If elected, each Trustee will serve until he or she resigns, retires, or is removed from the Board as provided in each Trust’s governing documents. The Trusts’ Trustee Committee Charter requires that a Trustee retire from the Board by no later than the last day of the calendar year in which the Trustee attains the age of seventy-five. The Board may request that a Trustee approaching retirement age extend his or her term on a year-by-year basis for a maximum of two years. A Trustee may be removed from the Board by a shareholder vote representing two-thirds of the total outstanding shares of a Trust or by a vote of two-thirds of the remaining Trustees. If a Nominee is unable to accept election, or subsequently leaves the Board before the next election, the Board of Trustees may, in its discretion, select another person to fill the vacant position, so long as two-thirds of the remaining Trustees were elected by shareholders.

What are the Board’s responsibilities?

The primary responsibility of the Board of Trustees is to oversee the management of each Trust for the benefit of shareholders. In exercising their oversight responsibilities, the Trustees focus on matters they determine to be vitally important to Fund shareholders. This includes not only the management and performance of the Funds, but also the operating plans, strategic plans, and composition and performance evaluations of the Adviser and sub-advisers.

The business acumen, experience, and objective thinking of the Independent Trustees are considered invaluable assets for the Trusts and, ultimately, the Funds’ shareholders. Having Fund management accountable to a group of independent, highly experienced, and qualified individuals who act solely on behalf of shareholders makes management of the Funds more effective in the long run.

For SSGA Active Trust, there were seven (7) meetings of the Board, including special meetings, during the fiscal year ended June 30, 2022. For SPDR Series Trust, there were seven (7) and eight (8) meetings of the Board, including special meetings, during the fiscal years ended June 30, 2022 and December 31, 2021, respectively. For the SPDR Index Shares Funds, there were eight (8) meetings of the Board, including special meetings, during the fiscal year ended September 30, 2021.

What are the Board’s committees?

The Board of Trustees has two standing committees.

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees of the Trusts. Mr. Churchill serves as the Chair. The Board has adopted a charter for the Audit Committee setting forth the Committee’s structure, duties, powers, and methods of operation. The Audit Committee meets with the Trusts’ independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trusts’ accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trusts’ independent auditors. For SSGA Active Trust, the Audit Committee met four (4) times during the fiscal year ended June 30, 2022. For SPDR Series Trust, the Audit Committee met four (4) and four (4) times during the fiscal years ended June 30, 2022 and December 31, 2021, respectively. For SPDR Index Shares Funds, the Audit Committee met four (4) times during the fiscal year ended September 30, 2021.

Trustee Committee. The Board has a Trustee Committee consisting of all Independent Trustees of the Trusts. Mr. Verboncoeur serves as Chair. The Board has adopted a charter for the Trustee Committee setting forth the Committee’s structure, duties, powers, and methods of operation. The responsibilities of the Trustee Committee are to: 1) select and nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) monitor and perform such responsibilities assigned to Independent Trustees under the securities laws and rules of any exchange; 5) select any independent counsel of the independent trustees as well as make determinations as to that counsel’s independence; 6) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trusts; and 7) provide general oversight of the Funds on behalf of the investors of the Funds. For SSGA Active Trust, the Trustee Committee met four (4) times during the fiscal year ended June 30, 2022. For SPDR Series Trust, the Trustee Committee met four (4) and four (4) times during the fiscal years ended June 30, 2022 and December 31, 2021, respectively. For SPDR Index Shares Funds, the Trustee Committee met four (4) times during the fiscal year ended September 30, 2021.

In the event of vacancies on or prospective additions to the Board, the Trustee Committee shall evaluate the qualifications of candidates proposed to be selected as Independent Trustees and make nominations for membership to the Board. The Trustee Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose. The Trustee Committee does not have a formal policy with regard to consideration of any Trustee candidates recommended by shareholders because it has determined that the current approach has worked successfully to identify quality candidates. In addition to Trustee or management recommendations, a Fund may engage a third-party search firm to identify and evaluate Trustee candidates meeting criteria set by the Board in advance, including the extent to which a candidate would fill a present need on the Board. Shareholders may submit a Trustee candidate for consideration at any time by sending the candidate’s name and supporting biographical information to the Fund Secretary at the address on page 25 under “Other Information”. The Trustee Committee is not required to consider Trustee candidates recommended by shareholders, although the Committee may consider any such nomination if the Committee deems it appropriate after considering all circumstances the Committee deems relevant. A copy of the Trustee Committee Charter is attached as Appendix A.

During the most recently completed fiscal year ends for each Trust, each Trustee attended at least 75% of the Board and applicable committee meetings for each Trust.

How are the Trustees compensated?

The Trusts pay, in the aggregate, each Trustee an annual fee of $300,000 (prior to January 1, 2022, $270,000) plus $10,000 per in-person meeting attended and $2,500 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $75,000 (prior to January 1, 2021, $60,000) and the Chairman of the Audit Committee receives an additional annual fee of $30,000.

The Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The following table sets forth the total fees accrued with respect to the remuneration of Trustees of the SSGA Active Trust for the fiscal year ended June 30, 2022:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensa tion from Trust & Fund Complex(1)
Independent Trustees:
Carl G. Verboncoeur	$21,801	$0	$0	$432,500
Dwight D. Churchill	$19,795	$0	$0	$387,500
Clare S. Richer	$18,457	$0	$0	$357,500
Sandra G. Sponem	$18,457	$0	$0	$357,500
Interested Trustee:
James E. Ross	$18,457	$0	$0	$357,500

(1)	The Fund Complex includes the SSGA Active Trust.

The following table sets forth the total fees accrued with respect to the remuneration of Trustees of the SPDR Series Trust for the fiscal year ended June 30, 2022:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensa tion from Trust & Fund Complex(1)
Independent Trustees:
Carl G. Verboncoeur	$349,309	$0	$0	$432,500
Dwight D. Churchill	$312,753	$0	$0	$387,500
Clare S. Richer	$288,382	$0	$0	$357,500
Sandra G. Sponem	$288,382	$0	$0	$357,500
Interested Trustee:
James E. Ross	$288,382	$0	$0	$357,500

(1)	The Fund Complex includes the SPDR Series Trust.

The following table sets forth the total fees accrued with respect to the remuneration of Trustees of the SPDR Series Trust for the fiscal year ended December 31, 2021:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust & Fund Complex(1)
Independent Trustees:
Carl G. Verboncoeur	$351,920	N/A	N/A	$425,000
Bonny Eugenia Boatman(2)	$145,650	N/A	N/A	$175,000
Dwight D. Churchill	$314,658	N/A	N/A	$380,000
Frank Nesvet(3)	$137,359	N/A	N/A	$165,000
Clare S. Richer	$289,817	N/A	N/A	$350,000
Sandra G. Sponem	$289,817	N/A	N/A	$350,000
Interested Trustee:
James E. Ross	$289,817	N/A	N/A	$350,000

(1)	The Fund Complex includes the SPDR Series Trust.
(2)	Ms. Boatman served as Trustee until May 20, 2021.
(3)	Mr. Nesvet served as Trustee until April 24, 2021.

The following table sets forth the total fees accrued with respect to the remuneration of Trustees of the SPDR Index Shares Funds for the fiscal year ended September 30, 2021:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust & Fund Complex(1)
Independent Trustees:
Carl G. Verboncoeur	$54,642	N/A	N/A	$407,500
Bonny Eugenia Boatman(2)	$34,154	N/A	N/A	$256,250
Dwight D. Churchill	$49,106	N/A	N/A	$366,250
Frank Nesvet(3)	$35,261	N/A	N/A	$265,000
Clare S. Richer	$46,073	N/A	N/A	$343,750
Sandra G. Sponem	$46,073	N/A	N/A	$343,750
Interested Trustee:
James E. Ross	$46,073	N/A	N/A	$343,750

(1)	The Fund Complex includes the SPDR Index Shares Funds.
(2)	Ms. Boatman served as Trustee until May 20, 2021.
(3)	Mr. Nesvet served as Trustee until April 24, 2021.

No officers receive compensation from the Trusts and no Trustee or officer is entitled to any pension or retirement benefits from the Trust.

Do Trustees own Fund shares?

Please see Part VI of the proxy statement for information on the dollar range of Fund shares owned by each elected Trustee and Nominee.

Who are the Trusts’ officers?

The executive and other officers of the Trusts, along with their principal occupations over the past five years and their affiliations with the Adviser are listed below. Officers are considered “interested persons” of the Funds.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
OFFICERS
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	Chairman, SSGA Funds Management, Inc. (March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).

ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012 (with respect to Vice President); Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*

MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors (2005 - present).*

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President, Senior Managing Director and General Counsel, State Street Global Advisors (May 2022 - present); Senior Vice President, Senior Managing Director and Interim General Counsel, State Street Global Advisors (August 2021 - May 2022); Senior Vice President, Senior Managing Director and Deputy General Counsel, State Street Global Advisors (November 2013 - August 2021);

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).

DAVID BARR SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (October 2010 - October 2019).

CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).

ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).*

RYAN HILL SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1982	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (May 2017 – present); Assistant Vice President, State Street Bank and Trust Co. (May 2014 – May 2017).

JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH TRUSTS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present).*

*	Served in various capacities and/or with various affiliated entities during the noted time period.

VOTING REQUIREMENTS FOR THE PROPOSAL.

Shareholder Approval

With respect to SPDR Series Trust and SPDR Index Shares Funds, approval of the election of a Trustee of such Trust requires the favorable vote of a majority of shares of that Trust represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present. With respect to SSGA Active Trust, the Nominees receiving a plurality of the votes represented in person or by proxy and entitled to vote at the Meeting will be elected Trustees of the Trust, provided a quorum is present. Under a plurality vote, the nominees who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast.

The Board unanimously recommends that shareholders vote FOR the election of each of the Nominees.

PART III. OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of a Trust and each Fund, as applicable.

PART IV. OTHER INFORMATION

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”) serves as the independent registered public accounting firm for each Trust and the Funds. Representatives of EY are not expected to be present at the Meeting.

PricewaterhouseCoopers LLP (“PWC”) resigned as independent registered certified public accounting firm for SPDR Index Shares Funds on April 20, 2020. On May 21, 2020, upon recommendation by the Audit Committee, the Board selected Ernst & Young LLP (“EY”) to replace PWC as the independent public accountant for SPDR Index Shares Funds for the fiscal year ending September 30, 2020, and EY continues to serve in that role.

The reports of PWC on the financial statements for SPDR Index Shares Funds for the fiscal years ended September 30, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2019 and 2018, and in the subsequent interim period through April 20, 2020, there were no disagreements between SPDR Index Shares Funds and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused it to make reference to the disagreements in its report on the financial statements. In addition, during the fiscal years ended September 30, 2019 and 2018, and in the subsequent interim period through April 20, 2020, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SPDR Index Shares Funds requested and PWC furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as an Exhibit, under Item 13(a)(4), to Form N-CSR for the period ended March 31, 2020.

During this period, neither SPDR Index Shares Funds nor anyone on its behalf consulted EY concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Auditor’s Fees and Services

Below are the aggregate fees billed by EY to the Funds during the last two fiscal years for services rendered (please see Part VI for the fiscal year end for each Fund):

EY billed the SSGA Active Trust aggregate fees for services rendered to the Trust for the fiscal years ended June 30, 2022 and June 30, 2021, respectively, as follows:

	Fees Billed by EY for Services Rendered to the Trust for FYE 2022	Fees Billed by EY for Services Rendered to the Trust for FYE 2021
Audit Fees	$340,765	$265,133
Audit-Related Fees	$0	$0
Tax Fees	$95,162	$29,725
All Other Fees	$0	$0

Total Fees	$435,927	$294,858

100% of the services described immediately above were approved by the Funds’ Audit Committee and/or are services covered by the pre-approval policies and procedures established by the Funds’ Audit Committee. None of the services described immediately above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

EY billed the SPDR Series Trust aggregate fees for services rendered to the Trust for the fiscal years ended June 30, 2022 and June 30, 2021, respectively, as follows:

	Fees Billed by EY for Services Rendered to the Trust for FYE 2022	Fees Billed by EY for Services Rendered to the Trust for FYE 2021
Audit Fees	$1,133,342	$1,350,489
Audit-Related Fees	$0	$0
Tax Fees	$547,283	$210,574
All Other Fees	$0	$0

Total Fees	$1,680,625	$1,561,063

100% of the services described immediately above were approved by the Funds’ Audit Committee and/or are services covered by the pre-approval policies and procedures established by the Funds’ Audit Committee. None of the services described immediately above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

EY billed the SPDR Series Trust aggregate fees for services rendered to the Trust for the fiscal years ended December 31, 2021 and December 31, 2020, respectively, as follows:

	Fees Billed by EY for Services Rendered to the Trust for FYE 2021	Fees Billed by EY for Services Rendered to the Trust for FYE 2020
Audit Fees	$89,700	$89,700
Audit-Related Fees	$0	$0
Tax Fees	$34,725	$49,605
All Other Fees	$0	$0

Total Fees	$124,425	$139,305

100% of the services described immediately above were approved by the Funds’ Audit Committee and/or are services covered by the pre-approval policies and procedures established by the Funds’ Audit Committee. None of the services described immediately above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

EY billed the SPDR Index Shares Funds aggregate fees for services rendered to the Trust for the fiscal years ended September 30, 2021 and September 30, 2020, respectively, as follows:

	Fees Billed by EY for Services Rendered to the Trust for FYE 2021	Fees Billed by EY for Services Rendered to the Trust for FYE 2020
Audit Fees	$457,342	$554,759
Audit-Related Fees	$0	$0
Tax Fees	$160,496	$278,856
All Other Fees	$0	$0

Total Fees	$617,838	$833,615

100% of the services described immediately above were approved by the Funds’ Audit Committee and/or are services covered by the pre-approval policies and procedures established by the Funds’ Audit Committee. None of the services described immediately above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Below are the aggregate fees billed by EY to the Funds and SSGA FM and any entity controlling, controlled by, or under common control with SSGA FM that provides ongoing services to the Trusts during the last two fiscal years for all non-audit services rendered to the fund complex.

Trust	Fiscal Year End	Amount
SSGA Active Trust	June 30, 2021	$8,904,469

	June 30, 2022	$9,327,125

SPDR Series Trust	June 30, 2021	$8,904,469

	June 30, 2022	$9,327,125

	December 31, 2020	$7,019,005

	December 31, 2021	$8,904,469

SPDR Index Shares Funds	September 30, 2020	$7,019,005

	September 30, 2021	$8,904,469

The Audit Committee considered and determined that the provision of such non-audit services to SSGA FM and any entity controlling, controlled by, or under common control with SSGA FM that provides ongoing services to the Trusts is compatible with EY maintaining their independence with respect to the Trusts.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee must pre-approve, or may delegate the authority to pre-approve to one or more of its members, all audit, audit-related and non-audit services prior to each Trust’s engagement of an independent auditor to render such services, subject to the exception noted below. The Audit Committee must also pre-approve any non-audit services proposed to be provided by an independent auditor to (i) the investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to a Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust (the “investment adviser pre-approval requirement”).

Pre-approval for any non-audit services is not required if: (i) the aggregate amount of such non-audit services constitutes not more than 5 percent of the total amount of revenues paid by a Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit. This pre-approval exception also applies to the investment adviser pre-approval requirement, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by a Trust and any other entity that has its services approved under this policy (i.e., the investment adviser or certain control persons).

In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and tax services provided by EY during each Trust’s last two completed fiscal years.

Legal Proceedings

There are currently no pending material legal proceedings to which any elected Trustee or Nominee or affiliated person of such Trustee or Nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons.

PART V: MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

Shareholder Approval

VOTES NEEDED TO APPROVE THE PROPOSAL. Shareholders of the Funds within a Trust will elect Trustees on a joint basis. With respect to SPDR Series Trust and SPDR Index Shares Funds, the Nominees receiving the favorable vote of a majority of shares of that Trust represented in person or by proxy and entitled to vote at the Meeting will be elected. With respect to SSGA Active Trust, the Nominees receiving a plurality of the votes represented in person or by proxy and entitled to vote at the Meeting will be elected Trustees of the Trust. Under a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. No shares have cumulative voting rights in the election of Trustees.

PROXY SOLICITATION METHODS. The Funds will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials either by mail or electronically (assuming that applicable requirements are met). In addition, SSGA FM employees and officers may solicit shareholder proxies in person, by telephone, by mail, or over the Internet. The Funds have also engaged the services of Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies for the Shareholder Meeting.

PROXY SOLICITATION COSTS. Each Fund will pay all costs of soliciting proxies from its shareholders, including costs relating to the printing, mailing, and tabulation of proxies. Broadridge’s solicitation costs for the Funds are currently estimated to be approximately $11.8 million and will be allocated across the Funds proportionately, according to a fixed formula. By voting immediately, you can help your Fund avoid the considerable expense of a second proxy solicitation.

QUORUM. Each Trust must achieve a quorum in order for the Shareholder Meeting to go forward. With respect to SSGA Active Trust, this means that thirty-three and one-third percent (33 1/3%) of the Trust’s shares must be represented at the Shareholder Meeting, either in person or by proxy. With respect to SPDR Series Trust and SPDR Index Shares Funds, this means that a majority of a Trust’s shares must be represented at the Shareholder Meeting, either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. Unreturned and unsigned proxies will not be counted toward quorum. The Funds will count broker non-votes toward establishing a quorum. (A broker non-vote is a proxy received from a broker who holds Fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor’s behalf, indicating that the broker has not received instructions from the investor on the matter at issue.) Signed, dated proxy cards and voting instruction cards returned to SSGA FM without a choice indicated as to the Proposal shall be voted “For” the Proposal.

ADJOURNMENT. If a quorum is not present or represented at the Shareholder Meeting, the holders of a majority of the votes present in person or by proxy and entitled to vote shall have the power to adjourn the Meeting from time to time, if the vote required to approve or reject the Proposal described in the original notice of such Meeting is not obtained (with proxies being voted for or against adjournment, including broker non-votes, consistent with the votes for and against the Proposal for which the required vote has not been obtained). The affirmative vote of the holders of a majority of the shares then present in person or represented by proxy shall be required to adjourn any Meeting. Any adjourned Meeting may be reconvened without further notice or change in “record date,” which was July 20, 2022 (the “Record Date”). At any reconvened meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the Meeting as originally called.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again—over the Internet, with your proxy card or voting instruction card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the Funds’ Secretary at the following address: Attn: David Urman, c/o SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02110 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must be received by the Fund within a reasonable period of time prior to that meeting. The Funds are not required to hold an annual meeting of shareholders and do not currently intend to hold another meeting of shareholders in 2022.

VOTING RIGHTS. Shareholders are entitled to cast one vote for each share of beneficial interest of a Fund owned on the Record Date and a fractional vote for each fractional share of beneficial interest of a Fund owned on the Record Date.

NOMINEE ACCOUNTS. Upon request, the Funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Funds’ shares. Please submit invoices for our review to: One Iron Street, Boston, Massachusetts 02110, Attn: SPDR ETF Fund Administration.

SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to the Trusts’ office. Management will review and generally respond to other shareholder communications a Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

ANNUAL/SEMIANNUAL REPORTS. Copies of the Funds’ Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing to the Funds’ Distributor, State Street Global Advisors Funds Distributors, LLC, at One Iron Street, Boston, Massachusetts 02210, by visiting the Funds’ website at https://www.ssga.com/spdrs or by calling 1-866-787-2257.

OTHER MATTERS. At this point, we know of no other business to be brought before the Shareholder Meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the Shareholder Meeting.

PART VI: FUND AND INVESTMENT ADVISER INFORMATION

The Funds’ investment adviser is SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Adviser’s principal address is One Iron Street, Boston, Massachusetts 02210.

Blackstone Liquid Credit Strategies LLC (“Blackstone”) serves as the investment sub-adviser to the SPDR Blackstone High Income ETF and SPDR Blackstone Senior Loan ETF. Blackstone’s principal business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

DoubleLine Capital LP (“DoubleLine”) serves as the investment sub-adviser to the SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Total Return Tactical ETF. DoubleLine’s principal business address is 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071.

Loomis, Sayles & Company, L.P. (“Loomis”) serves as the investment sub-adviser to the SPDR Loomis Sayles Opportunistic Bond ETF. Loomis’ principal business address is One Financial Center, Boston, Massachusetts 02111.

Nuveen Asset Management, LLC (“Nuveen”) serves as the investment sub-adviser to the SPDR Nuveen Bloomberg High Yield Municipal Bond ETF, SPDR Nuveen Bloomberg Municipal Bond ETF, SPDR Nuveen Bloomberg Short Term Municipal Bond ETF, SPDR Nuveen Municipal Bond ETF and SPDR Nuveen Municipal Bond ESG ETF. Nuveen’s principal business address is 333 West Wacker Drive, Chicago, Illinois 60606.

State Street Global Advisors Limited (“SSGA LTD”) serves as the investment sub-adviser to the SPDR Bloomberg Emerging Markets Local Bond ETF, SPDR Bloomberg Emerging Markets USD Bond ETF and SPDR Bloomberg International Corporate Bond ETF. SSGA LTD’s principal business address is 20 Churchill Place, Canary Wharf, London E14 5HJ, United Kingdom.

Fund Information

This section provides certain required information for each of the Funds. The Funds for which proxies are being solicited and their shares eligible to vote as of the Record Date are:

SSGA Active Trust (fiscal year end June 30)

Fund:	Record Date Shares
SPDR SSGA MULTI-ASSET REAL RETURN ETF	16,550,000
SPDR SSGA INCOME ALLOCATION ETF	3,100,000
SPDR SSGA GLOBAL ALLOCATION ETF	6,200,000
SPDR Blackstone Senior Loan ETF	196,600,000
SPDR SSGA Ultra Short Term Bond ETF	7,600,000
SPDR Doubleline Total Return Tactical ETF	52,850,000
SPDR Doubleline Emerging Markets Fixed Income ETF	1,800,000
SPDR DoubleLine Short Duration Total Return Tactical ETF	2,825,000
SPDR SSGA US Sector Rotation ETF	5,400,000
SPDR SSGA Fixed Income Sector Rotation ETF	4,020,000
SPDR Nuveen Municipal Bond ETF	1,300,000
SPDR Loomis Sayles Opportunistic Bond ETF	1,100,000
SPDR Nuveen Municipal Bond ESG ETF	1,100,000
SPDR Blackstone High Income ETF	4,300,000

SPDR Series Trust (fiscal year end June 30 or December 31)

Fund:	Record Date Shares
SPDR Bloomberg 3-12 Month T-Bill ETF	600,000
SPDR S&P 500 ESG ETF	12,100,000
SPDR Portfolio S&P 500 ETF	300,900,000
SPDR Portfolio S&P 400 Mid Cap ETF	116,200,000
SPDR S&P 400 MID CAP VALUE ETF	23,350,000
SPDR S&P 400 MID CAP GROWTH ETF	21,000,000
SPDR S&P 600 SMALL CAP ETF	20,050,046

Fund:	Record Date Shares
SPDR S&P BANK ETF	44,952,118
SPDR S&P INSURANCE ETF	13,350,000
SPDR S&P CAPITAL MARKETS ETF	1,225,000
SPDR S&P Dividend ETF	174,353,658
SPDR Bloomberg 1-3 Month T-Bill ETF	209,044,503
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	103,251,082
SPDR Portfolio Intermediate Term Treasury ETF	164,500,336
SPDR Portfolio Long Term Treasury ETF	187,300,000
SPDR Portfolio TIPS ETF	103,600,450
SPDR Bloomberg High Yield Bond ETF	75,474,605
SPDR Portfolio Aggregate Bond ETF	231,100,264
SPDR Bloomberg International Treasury Bond ETF[1]	35,600,038
SPDR FTSE International Government Inflation-Protected Bond ETF[1]	11,200,483
SPDR Nuveen Bloomberg Municipal Bond ETF	74,051,036
SPDR Bloomberg Emerging Markets Local Bond ETF[1]	98,900,000
SPDR Portfolio Mortgage Backed Bond ETF	173,600,000
SPDR Portfolio Intermediate Term Corporate Bond ETF	180,600,072
SPDR Portfolio Long Term Corporate Bond ETF	25,849,986
SPDR Bloomberg Convertible Securities ETF	61,400,000
SPDR Bloomberg Short Term International Treasury Bond ETF[1]	6,200,000
SPDR Portfolio Short Term Corporate Bond ETF	252,800,000
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	34,200,000
SPDR Bloomberg International Corporate Bond ETF[1]	3,900,000
SPDR Portfolio Corporate Bond ETF	11,900,000
SPDR Bloomberg Investment Grade Floating Rate ETF	107,900,000
SPDR Portfolio Short Term Treasury ETF	112,000,000
SPDR Bloomberg Short Term High Yield Bond ETF	142,300,000
SPDR Portfolio High Yield Bond ETF	32,000,000
SPDR Bloomberg 1-10 Year TIPS ETF	75,200,000
SPDR MSCI USA StrategicFactors ETF	7,650,000
SPDR S&P 500 Fossil Fuel Reserves Free ETF	12,650,000
SPDR Russell 1000 Yield Focus ETF	8,660,000
SPDR Russell 1000 Momentum Focus ETF	3,170,000
SPDR Russell 1000 Low Volatility Focus ETF	5,540,000
SPDR FactSet Innovative Technology ETF	1,100,000
SPDR SSGA Gender Diversity Index ETF	2,675,000
SPDR S&P Internet ETF	350,000
SPDR S&P 1500 Value Tilt ETF	1,510,000
SPDR S&P 1500 Momentum Tilt ETF	450,000
SPDR SSGA US Large Cap Low Volatility Index ETF	4,300,000
SPDR SSGA US Small Cap Low Volatility Index ETF	1,790,000
SPDR Portfolio S&P 600 Small Cap ETF	108,450,000

Fund:	Record Date Shares
SPDR Portfolio S&P 500 High Dividend ETF	193,650,000
SPDR NYSE Technology ETF	3,725,012
SPDR S&P 600 SMALL CAP GROWTH ETF	28,200,028
SPDR S&P 600 SMALL CAP VALUE ETF	51,102,102
SPDR Portfolio S&P 500 Growth ETF	234,750,108
SPDR Portfolio S&P 500 Value ETF	339,802,864
SPDR Dow Jones REIT ETF	18,031,617
SPDR Global Dow ETF	1,000,464
SPDR Portfolio S&P 1500 Composite Stock Market ETF	111,900,216
SPDR S&P Homebuilders ETF	15,950,016
SPDR S&P Biotech ETF	95,475,000
SPDR S&P Semiconductor ETF	6,200,000
SPDR ICE PREFERRED SECURITIES ETF	30,000,000
SPDR S&P AEROSPACE & DEFENSE ETF	12,100,000
SPDR S&P Health Care Equipment ETF	4,525,000
SPDR S&P HEALTH CARE SERVICES ETF	1,190,000
SPDR S&P SOFTWARE & SERVICES ETF	1,880,000
SPDR S&P Oil & Gas Equipment & Services ETF	4,015,000
SPDR S&P Oil & Gas Exploration & Production ETF	35,050,000
SPDR S&P Pharmaceuticals ETF	5,300,270
SPDR S&P Retail ETF	6,400,226
SPDR S&P TELECOM ETF	700,000
SPDR S&P Transportation ETF	6,790,000
SPDR S&P REGIONAL BANKING ETF	49,702,585
SPDR S&P Metals & Mining ETF	43,600,230
SPDR S&P Kensho Intelligent Structures ETF	940,000
SPDR S&P Kensho Smart Mobility ETF	2,180,000
SPDR S&P Kensho Future Security ETF	650,000
SPDR S&P Kensho New Economies Composite ETF	38,225,000
SPDR S&P Kensho Clean Power ETF	3,465,000
SPDR S&P Kensho Final Frontiers ETF	490,000
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	1,050,000
SPDR MSCI USA Climate Paris Aligned ETF	6,200,000
SPDR Bloomberg SASB Corporate Bond ESG Select ETF	1,100,000
SPDR Bloomberg Emerging Markets USD Bond ETF	4,700,000
SPDR S&P SmallCap 600 ESG ETF	100,000

[1]	Fiscal year end December 31.

SPDR Index Shares Funds (fiscal year end September 30)

Fund:	Record Date Shares
SPDR MSCI ACWI Climate Paris Aligned ETF	8,600,000
SPDR MSCI ACWI ex-US ETF	64,699,982
SPDR DOW JONES GLOBAL REAL ESTATE ETF	27,750,000
SPDR S&P INTERNATIONAL DIVIDEND ETF	17,051,326
SPDR S&P Global Natural Resources ETF	64,525,000
SPDR S&P Global Infrastructure ETF	10,350,000
SPDR Portfolio Developed World ex-US ETF	393,200,000
SPDR Portfolio Emerging Markets ETF	158,500,000
SPDR S&P Emerging Asia Pacific ETF	4,000,000
SPDR S&P China ETF	17,750,000
SPDR S&P International Small Cap ETF	22,800,000
SPDR S&P EMERGING MARKETS SMALL CAP ETF	11,700,000
SPDR S&P EMERGING MARKETS DIVIDEND ETF	8,400,000
SPDR Dow Jones International Real Estate ETF	20,435,379
SPDR S&P North American Natural Resources ETF	11,275,000
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	3,600,000
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	1,600,000
SPDR Portfolio Europe ETF	6,050,370
SPDR EURO STOXX 50 ETF	41,450,967
SPDR Portfolio MSCI Global Stock Market ETF	9,700,000
SPDR S&P GLOBAL DIVIDEND ETF	4,225,000
SPDR MSCI EAFE StrategicFactors ETF	12,500,000
SPDR MSCI Emerging Markets StrategicFactors ETF	1,100,000
SPDR MSCI World StrategicFactors ETF	600,000
SPDR Bloomberg SASB Developed Markets Ex US ESG Select ETF	1,000,000
SPDR Bloomberg SASB Emerging Markets ESG Select ETF	1,000,000

As of December 31, 2021, neither the current Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, a sub-adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser, a sub-adviser or the Distributor.

As of July 20, 2022, neither Independent Trustee Nominee nor their immediate families owned beneficially or of record any securities in the Adviser, a sub-adviser, Distributor or any person controlling, controlled by or under common control with the Adviser, a sub-adviser or the Distributor.

The following table shows, as of December 31, 2021, the amount of equity securities owned by the Trustees and proposed Trustees in the Funds and in the State Street fund complex that they are elected (or are nominated) to oversee.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Independent Trustees:
Carl G. Verboncoeur	SPDR S&P 600 Small Cap Value ETF SPDR S&P Dividend ETF	$10,001 - $50,000 $10,001 - $50,000	$10,001 - $50,000
Dwight D. Churchill	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	Over $100,000	Over $100,000
	SPDR Blackstone Senior Loan ETF	Over $100,000
Clare S. Richer	SPDR S&P Kensho New Economies Composite ETF	Over $100,000	Over $100,000
	SPDR Blackstone Senior Loan ETF	$10,001 - $50,000
	SPDR DoubleLine Short Duration Total Return Tactical ETF	$50,001 - $100,000
	SPDR DoubleLine Total Return Tactical ETF	$50,001 - $100,000
Sandra G. Sponem	SPDR S&P Kensho New Economies Composite ETF	Over $100,000	Over $100,000
	SPDR Blackstone Senior Loan ETF	$50,001 - $100,000

Interested Trustee:
James E. Ross	SPDR Dow Jones REIT ETF	$50,001 - $100,000	Over $100,000
	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	Over $100,000
	SPDR Portfolio S&P 400 Mid Cap ETF	$10,001 - $50,000
	SPDR Portfolio S&P 500 ETF	Over $100,000
	SPDR S&P 400 Mid Cap Growth ETF	$50,001 - $100,000
	SPDR S&P 600 Small Cap Growth ETF	$10,001 - $50,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
	SPDR S&P Biotech ETF	$10,001 - $50,000
	SPDR S&P Dividend ETF	$10,001 - $50,000
	SPDR DoubleLine Short Duration Total Return Tactical ETF	$10,001 - $50,000
	SPDR DoubleLine Total Return Tactical ETF	$50,001 - $100,000
	SPDR MSCI ACWI ex-US ETF	$10,001 - $50,000
	SPDR S&P Emerging Asia Pacific ETF	$10,001 - $50,000

Proposed Independent Trustees:
Carolyn M. Clancy	None	None	None
Kristi L. Rowsell	None	None	None

Proposed Interested Trustee:
Gunjan Chauhan	None	None	None

DTC acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co. and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between each Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. A Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. A Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

A Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to a Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Control Persons and Principal Holders of Securities

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of July 1, 2022, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:

SSGA Active Trust

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR Blackstone Senior Loan ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.67%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	10.90%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.79%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.77%
	State Street Bank and Trust Company 1776 Heritage Drive, 5th Floor Quincy, MA 02171	8.79%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	7.62%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.93%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR DoubleLine Emerging Markets Fixed Income ETF	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	27.28%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	18.71%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.09%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	12.27%
	State Street Bank and Trust Company 1776 Heritage Drive, 5th Floor Quincy, MA 02171	9.32%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.13%

SPDR DoubleLine Short Duration Total Return Tactical ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	27.31%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	26.97%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	12.76%
	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	11.43%

SPDR DoubleLine Total Return Tactical ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	23.33%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	15.66%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.32%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.09%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.27%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	5.20%

SPDR Nuveen Municipal Bond ESG ETF	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	45.45%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	45.00%
	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	7.48%

SPDR SSGA Fixed Income Sector Rotation ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	27.61%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	22.10%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	17.83%
	Reliance Trust Company 300 West Avenue Woodstown, NJ 08098	11.63%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.98%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.08%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR SSGA Global Allocation ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	17.46%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.21%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	15.51%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	13.71%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.91%

SPDR SSGA Income Allocation ETF	State Street Bank and Trust Company 1776 Heritage Drive, 5th Floor Quincy, MA 02171	46.06%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.15%
	RBC Capital Markets, LLC 3 World Financial Center 200 Vesey St. New York, NY 10281	6.07%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.27%

SPDR SSGA Multi-Asset Real Return ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.17%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	17.22%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.18%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	9.11%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	6.52%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.54%

SPDR SSGA Ultra Short Term Bond ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.19%
	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	14.95%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	14.81%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.83%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.69%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.64%

SPDR SSGA US Sector Rotation ETF	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	34.07%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	21.14%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.50%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.78%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.58%

SPDR Nuveen Municipal Bond ETF	BofA Securities, Inc. One Bryant Park New York, NY 10036	38.08%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	37.94%
	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	7.63%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.15%

SPDR Loomis Sayles Opportunistic Bond ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	34.77%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	32.68%
	Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	29.42%

SPDR Blackstone High Income ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	38.38%
	Citigroup Global Markets Inc. 388 Greenwich Street Tower Building New York, NY 10013	16.28%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	16.02%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Barclays Bank PLC 745 7th Avenue New York, NY 10020	14.38%
	BofA Securities, Inc. /Safekeeping One Bryant Park New York, NY 10036	11.40%

SPDR Series Trust

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR BLOOMBERG 1-10 YEAR TIPS ETF	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	39.26%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	12.92%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.97%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.41%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.44%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.02%

SPDR BLOOMBERG 1-3 MONTH T-BILL ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	19.14%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.48%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.45%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.89%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.66%

SPDR BLOOMBERG 3-12 MONTH T-BILL ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	65.26%
	J.P. Morgan Securities, LLC 383 Madison Avenue New York, NY 10179	14.89%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.55%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.30%

SPDR BLOOMBERG CONVERTIBLE SECURITIES ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.72%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.31%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.60%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.16%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.94%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	5.35%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.31%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.25%

SPDR BLOOMBERG EMERGING MARKETS USD BOND ETF	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	93.10%

SPDR BLOOMBERG HIGH YIELD BOND ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.47%
	State Street Bank & Trust/State Street Total ETF 1776 Heritage Drive North Quincy, MA 02171	9.07%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	9.03%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.70%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	7.17%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.16%
	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	5.26%

SPDR BLOOMBERG INVESTMENT GRADE FLOATING RATE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	26.58%
	American Enterprise Investment Services, Inc. 702 2nd Avenue South Minneapolis, MN 55402	12.50%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.64%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.51%

SPDR BLOOMBERG SHORT TERM HIGH YIELD BOND ETF	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	15.76%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.93%
	American Enterprise Investment Services, Inc. 702 2nd Avenue South Minneapolis, MN 55402	8.07%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.03%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.84%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	7.44%

SPDR DOW JONES REIT ETF	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	14.93%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.45%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.43%
	Wells Fargo Bank, National Association 101 North Phillips Avenue Sioux Falls, SD 57104	5.28%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR FACTSET INNOVATIVE TECHNOLOGY ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19.90%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.36%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	19.27%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.19%

SPDR GLOBAL DOW ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.66%
	CDS Clearing and Depository Services Inc. 85 Richmond Street West Toronto, ON M5H 2C9 CANADA	11.07%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.58%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.35%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.95%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.85%

SPDR ICE PREFERRED SECURITIES ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.52%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	15.65%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.94%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	8.26%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	8.00%

SPDR MSCI USA STRATEGICFACTORS ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	21.23%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.68%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	16.72%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.46%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	12.25%

SPDR NUVEEN BLOOMBERG HIGH YIELD MUNICIPAL BOND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.50%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.90%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	9.72%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.05%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	7.34%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.07%

SPDR NUVEEN BLOOMBERG MUNICIPAL BOND ETF	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	14.40%
	RBC Capital Markets, LLC 3 World Financial Center 200 Vesey Street New York, NY	13.13%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.90%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.04%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.31%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.09%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.12%
	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	5.14%

SPDR NUVEEN BLOOMBERG SHORT TERM MUNICIPAL BOND ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	15.69%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.59%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.14%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	9.03%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.41%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.40%

SPDR NYSE TECHNOLOGY ETF	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	26.65%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.41%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.29%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.05%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.43%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.23%

SPDR PORTFOLIO AGGREGATE BOND ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	32.76%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	12.39%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	12.22%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.80%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.98%

SPDR PORTFOLIO CORPORATE BOND ETF	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	30.11%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	13.79%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.47%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.65%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.98%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.47%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.27%

SPDR PORTFOLIO HIGH YIELD BOND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.65%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	16.25%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.16%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	12.12%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.77%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.85%

SPDR PORTFOLIO INTERMEDIATE TERM CORPORATE BOND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	23.72%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	18.18%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	17.46%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	7.51%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.25%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	5.09%

SPDR PORTFOLIO INTERMEDIATE TERM TREASURY ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.66%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.85%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	American Enterprise Investment Services, Inc. 702 2nd Avenue South Minneapolis, MN 55402	12.33%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	9.95%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.54%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	7.89%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.60%
	State Street Bank & Trust/State Street Total ETF 1776 Heritage Drive North Quincy, MA 02171	5.94%
	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	5.00%

SPDR PORTFOLIO LONG TERM CORPORATE BOND ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.88%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	12.41%
	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	11.53%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.07%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.59%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR PORTFOLIO LONG TERM TREASURY ETF	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	18.76%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	17.84%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.53%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.47%
	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	8.98%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	6.31%

SPDR PORTFOLIO MORTGAGE BACKED BOND ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	53.67%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	30.19%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	5.00%

SPDR PORTFOLIO S&P 1500 COMPOSITE STOCK MARKET ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	41.43%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	17.48%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.84%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.68%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.47%

SPDR PORTFOLIO S&P 400 MID CAP ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	29.14%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	27.13%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.86%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	13.91%

SPDR PORTFOLIO S&P 500® ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	30.88%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.99%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	12.23%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.30%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.92%

SPDR PORTFOLIO S&P 500 GROWTH ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	22.43%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.00%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	12.40%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.15%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.06%

SPDR PORTFOLIO S&P 500 HIGH DIVIDEND ETF	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	17.15%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.34%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	9.60%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.70%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.68%
	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	6.63%
	Interactive Brokers Retail Equity Clearing One Pickwick Plaza Greenwich, CT 06830	6.37%

SPDR PORTFOLIO S&P 500 VALUE ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	26.44%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.82%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	11.15%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.11%

SPDR PORTFOLIO S&P 600 SMALL CAP ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.76%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	21.20%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	18.83%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.37%

SPDR PORTFOLIO SHORT TERM CORPORATE BOND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.61%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.59%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.74%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	5.48%

SPDR PORTFOLIO SHORT TERM TREASURY ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	17.74%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.56%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	10.94%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	9.12%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.81%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.54%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.83%

SPDR PORTFOLIO TIPS ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.41%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.91%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	11.17%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.61%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	8.17%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.10%

SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	71.52%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.67%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.67%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.63%

SPDR RUSSELL 1000 MOMENTUM FOCUS ETF	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	94.63%

SPDR RUSSELL 1000 YIELD FOCUS ETF	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	58.03%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	9.67%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.86%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.51%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.12%

SPDR S&P 1500 MOMENTUM TILT ETF	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	37.26%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	17.09%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.24%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.05%

SPDR S&P 1500 VALUE TILT ETF	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	22.83%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	17.31%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.54%
	American Enterprise Investment Services, Inc. 702 2nd Avenue South Minneapolis, MN 55402	12.18%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	10.36%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.98%

SPDR S&P 400 MID CAP GROWTH ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	40.53%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.29%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.16%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	7.80%

SPDR S&P 400 MID CAP VALUE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	38.50%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	18.49%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	10.36%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.77%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	13.91%

SPDR S&P 500 FOSSIL FUEL RESERVES FREE ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	22.41%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.64%
	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	8.70%
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	8.31%
	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	5.58%

SPDR S&P 600 SMALL CAP ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.84%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.03%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	12.08%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	7.39%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.11%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.02%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR S&P 600 SMALL CAP GROWTH ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	36.32%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.02%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.57%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	8.15%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	6.04%

SPDR S&P 600 SMALL CAP VALUE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	31.40%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	18.10%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.60%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	6.81%

SPDR S&P AEROSPACE & DEFENSE ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.28%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.02%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.03%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.55%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	6.70%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.92%

SPDR S&P BANK ETF	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	15.95%
	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	10.89%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.77%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.41%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	7.92%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.64%

SPDR S&P BIOTECH ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.66%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.69%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.19%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	6.15%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.01%

SPDR S&P CAPITAL MARKETS ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.54%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.06%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.86%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311 TD	10.83%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.80%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.13%

SPDR S&P DIVIDEND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.57%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.31%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.97%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.87%
	Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	5.58%

SPDR S&P HEALTH CARE EQUIPMENT ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.63%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	14.40%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.43%
	American Enterprise Investment Services, Inc. 702 2nd Avenue South Minneapolis, MN 55402	8.25%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.15%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	5.83%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	5.80%

SPDR S&P HEALTH CARE SERVICES ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.35%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.83%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	11.17%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.55%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.77%

SPDR S&P HOMEBUILDERS ETF	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	14.55%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.88%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.80%
	State Street Bank & Trust/State Street Total ETF 1776 Heritage Drive North Quincy, MA 02171	8.09%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.08%

SPDR S&P INSURANCE ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.37%
	Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	10.93%
	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	9.57%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.06%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.87%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.87%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	6.15%

SPDR S&P INTERNET ETF	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	34.85%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.88%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.83%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.24%

SPDR S&P KENSHO CLEAN POWER ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.81%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	18.42%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.54%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.18%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR S&P KENSHO FINAL FRONTIERS ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.19%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.32%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	14.65%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.34%
	E*Trade Securities LLC 1271 Avenue of the Americas, 14th Floor New York, NY 10020	6.16%
	Vanguard Marketing Corporation 100 Vanguard Blvd Malvern, PA 19355	5.67%

SPDR S&P KENSHO FUTURE SECURITY ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	26.98%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	12.77%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.69%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	12.59%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.81%

SPDR S&P KENSHO INTELLIGENT STRUCTURES ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	25.53%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	17.10%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.39%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	7.18%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	7.13%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.63%

SPDR S&P KENSHO NEW ECONOMIES COMPOSITE ETF	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	41.79%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	35.76%

SPDR S&P KENSHO SMART MOBILITY ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19.66%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.81%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.38%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.75%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	5.36%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR S&P METALS & MINING ETF	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	11.47%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	10.84%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.71%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.36%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.01%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4803 Deer Lake Drive W Jacksonville, FL 32246	6.14%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.22%

SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.72%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.91%
	Euroclear Bank SA/NV 28 Liberty St, 33rd Floor New York, NY 10005	9.72%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.15%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.96%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	6.88%

SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	10.75%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.57%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.41%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	5.99%
	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	5.63%

SPDR S&P PHARMACEUTICALS ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.95%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.41%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	9.02%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.61%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.39%

SPDR S&P REGIONAL BANKING ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	14.34%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.17%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.75%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	6.63%

SPDR S&P RETAIL ETF	BofA Securities, Inc./ Securities Lending One Bryant Park New York, NY 10036	11.08%
	The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286	8.77%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.58%
	SG Americas Securities, LLC 245 Park Avenue New York, NY 10167	6.01%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.92%
	BNP Paribas, New York Branch/BNP Paribas Prime Brokerage Custodian 787 Seventh Avenue New York, NY 10019	5.23%

SPDR S&P SEMICONDUCTOR ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	18.27%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.89%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.81%
	Citibank, N.A. 3800 Citigroup Center Tampa Tampa, FL 33610	7.63%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.60%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.37%

SPDR S&P SOFTWARE & SERVICES ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	17.22%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.69%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.83%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.70%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.33%

SPDR S&P TELECOM ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19.30%
	RBC Capital Markets, LLC 3 World Financial Center 200 Vesey Street New York, NY	9.78%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.10%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.11%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	6.68%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	5.52%

SPDR S&P TRANSPORTATION ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	51.86%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.74%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.41%

SPDR Index Shares Funds

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR BLOOMBERG SASB DEVELOPED MARKETS EX US ESG SELECT ETF	BOFA Securities, Inc. /Safekeeping One Bryant Park New York, NY 10036	50.06%

	BOFA Securities, Inc. One Bryant Park New York, NY 10036	48.74%

SPDR BLOOMBERG SASB EMERGING MARKETS ESG SELECT ETF	J.P. Morgan Securities LLC/JPMC 383 Madison Avenue, New York, NY 10179	48.95%

	BOFA Securities, Inc. /Safekeeping One Bryant Park New York, NY 10036	48.50%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR DOW JONES GLOBAL REAL ESTATE ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.19%

	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	11.31%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.80%

	Goldman, Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	10.33%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	8.31%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.74%

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	11.96%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.06%

	Wells Fargo Bank, National Association 733 Marquette Avenue South Minneapolis, MN 55479	9.57%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.62%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.15%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	7.02%

	Goldman, Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	6.51%

	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	5.85%

SPDR EURO STOXX 50 ETF	Goldman, Sachs & Co. LLC 180 Maiden Lane New York, NY 10038	11.87%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	10.55%

	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	8.27%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.03%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.20%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.70%

SPDR MSCI ACWI EX-US ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	29.98%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	PNC Bank, National Association The Tower at PNC Plaza 300, 5th Avenue Pittsburgh, PA 15222	10.13%

	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	9.02%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.60%

	The Bank of New York Mellon One Wall Street New York, NY 10286	6.56%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.48%

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF (formerly, SPDR MSCI ACWI LOW CARBON TARGET ETF)	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	71.69%

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	27.06%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	25.88%

	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	14.89%

	U.S. Bank National Association 425 Walnut Street Cincinnati, OH 45202	5.43%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR MSCI EAFE STRATEGICFACTORS ETF	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	32.83%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	20.39%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	8.46%

	E*TRADE Securities LLC 11 Times Square 32nd Floor New York, NY 10036	7.88%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.34%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.13%

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	27.65%

	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	18.62%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.44%

	State Street Bank & Trust/State Street TotalETF 1776 Heritage Drive N. Quincy, MA 02171	11.11%

	Vanguard Marketing Corporation 455 Devon Park Drive Wayne, PA 19087	5.82%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	23.94%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.83%

	Fifth Third Bank 34 Fountain Square Plaza Cincinnati, OH 45202	8.73%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	8.09%

	Bank of America N.A. 414 N. Akard Street, 5th Floor Dallas, TX 75201	7.75%

SPDR MSCI WORLD STRATEGICFACTORS ETF	Fiduciary SSB 1776 Heritage Drive North Quincy, MA 02171	18.80%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	17.55%

	State Street Bank & Trust Company 1776 Heritage Drive N. Quincy, MA 02171	15.67%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	11.77%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.63%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	7.56%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.59%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.44%

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	27.97%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.02%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	10.52%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	7.19%

SPDR PORTFOLIO EMERGING MARKETS ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	29.77%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.08%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.19%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	6.57%

SPDR PORTFOLIO EUROPE ETF	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	17.54%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.32%

	Bank of America N.A. 414 N. Akard Street, 5th Floor Dallas, TX 75201	10.83%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.98%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.87%

	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	6.85%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	5.67%

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	31.72%

	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	28.47%

	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.47%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	6.38%

	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	5.09%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
SPDR S&P CHINA ETF	Citibank, N.A./S.D. 701 East 60th Street North Sioux Falls, SD 57104	36.51%

	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	18.94%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.84%

SPDR S&P EMERGING ASIA PACIFIC ETF	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	16.28%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.26%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	9.41%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.47%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	5.11%

SPDR S&P EMERGING MARKETS DIVIDEND ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	15.97%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.26%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	8.57%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	7.57%

	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	7.50%

	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.02%

	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	5.78%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.55%

SPDR S&P EMERGING MARKETS SMALL CAP ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	26.42%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	18.58%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.48%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.72%

SPDR S&P GLOBAL DIVIDEND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.53%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	12.27%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	8.84%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.11%

	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	7.56%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	7.23%

	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	6.49%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.82%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.08%

SPDR S&P GLOBAL INFRASTRUCTURE ETF	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610	22.38%

	State Street Bank & Trust/State Street Total ETF 1776 Heritage Drive North Quincy, MA 02171	15.86%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.62%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.21%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7.31%

SPDR S&P GLOBAL NATURAL RESOURCES ETF	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	20.08%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.12%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.26%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.30%

SPDR S&P INTERNATIONAL DIVIDEND ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.25%

	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	13.25%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.03%

	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	12.43%

	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.37%

FUND NAME	COMPANY NAME AND ADDRESS	% OWNERSHIP
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	5.64%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	5.61%

SPDR S&P INTERNATIONAL SMALL CAP ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19.02%

	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	18.07%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	16.11%

	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	8.94%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.37%

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF	TD Ameritrade Clearing, Inc. 200 S 108th Avenue Omaha, NE 68154	50.64%

	National Financial Services Corporation 200 Liberty Street New York, NY 10281	16.90%

	State Street Bank & Trust/State Street TotalETF 1776 Heritage Drive N. Quincy, MA 02171	9.29%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.67%

SPDR® Index Shares Funds

SPDR Series Trust

SSGA Active Trust

Investment Adviser and Administrator

SSGA Funds Management, Inc.

One Iron Street

Boston, MA 02210

Distributor

State Street Global Advisors Funds Distributors, LLC

One Iron Street,

Boston, MA 02210

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Iron Street

Boston, MA 02210

Appendix A

SPDR Series Trust

SPDR Index Shares Funds

SSGA Active Trust

Trustee Committee Charter

A.	Mission Statement.

The Trustee Committee (the “Committee”) is intended to assist the Board of Trustees (the “Board”) of the SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust (each, a “Trust”) in effectively performing its functions under the Investment Company Act of 1940, as amended (the “1940 Act”), and Massachusetts law. The responsibilities of the Committee are as follows:

1.

Select and nominate candidates to serve as independent trustees of each Trust (“Independent Trustees”). An Independent Trustee, is any trustee other than a trustee who is either (i) an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, or (ii) an aunt, uncle, niece, nephew, grandparent, or grandchild of an employee, officer or interested trustee of the Trust, the Adviser, the Administrator, the Sub-Administrator or the Distributor;

2.	Review on a periodic basis the governance structures and procedures of each Trust;

3.	Monitor on an ongoing basis the responsibilities assigned to Independent Trustees by the 1940 Act and the rules thereunder, as well as the rules of the exchanges, as applicable;

4.	Review conflicts of interest that may arise in the business of each Trust and may have an impact on the investors in that Trust; and

5.	Such other responsibilities as are assigned to the Committee by the Board.

The Committee shall perform functions that are often performed by separate nominating and governance or other committees. In adopting this charter, the Board has concluded that it is most efficient to combine these functions in the Committee in view of the broad expertise of the independent trustees and the desire of each independent trustee to participate in all matters within the responsibility of the independent trustees. Currently, the only other standing committee of the Board is the Audit Committee. The Committee shall consider on an ongoing basis whether various functions of this Committee should be assigned to separate committees.

The Committee is not responsible for managing a Trust or for performing tasks that are delegated to SSGA Funds Management, Inc. (the “Adviser” and “Administrator”); any sub-advisers; State Street Bank and Trust Company, as “Custodian,” “Sub-Administrator”

and “Transfer Agent;” or State Street Global Advisors Funds Distributors, LLC (the “Distributor”); and other service providers for each Trust. Nothing in this Charter shall be construed to modify the responsibilities or liabilities of such persons.

In order to effectively perform its functions, the Committee relies upon the Adviser, the Administrator, the Sub-Administrator, the Custodian, the Transfer Agent, the Distributor and other service providers for a Trust to promptly identify and report to the Committee potential concerns, conflicts of interest, and other issues that require the attention of the Committee. Accordingly, it is the responsibility of the Adviser, the Administrator, the Sub-Administrator, the Custodian, the Transfer Agent, the Distributor and the other service providers to promptly report to the Committee any matters that arise within the scope of authority of the Committee.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers of a Trust whom the members reasonably believe to be reliable and competent in the matters presented; and (2) legal counsel, public accountants, or other persons as to matters the members reasonably believe are within those persons’ professional or expert competence.

The 1940 Act, the Declaration of Trust of each Trust, and Massachusetts law impose upon the independent trustees fiduciary standards that govern their work on behalf of each Trust. Nothing in this Charter is intended to modify those fiduciary standards. Nor does this Charter modify any indemnities or other rights of the independent trustees under the Declaration of Trust or By-Laws of a Trust or otherwise.

B.	Members and Qualifications of the Committee.

1.

The Committee of each Trust shall consist of all of the Independent Trustees of the Trust. At least three fourths of the trustees of each Trust will be Independent Trustees. If a Trust has only three trustees, then all but one of the trustees must be Independent Trustees.

2.

The Trustee Committee shall recommend to the full Board, and the full Board shall designate, an Independent Trustee to serve as independent Chairperson (the “Independent Chairperson”) of the Board. The Independent Chairperson also shall serve as the chair of the Committee.

3.

At the commencement of service as a trustee and thereafter on a basis no less frequently than annually, each Independent Trustee shall complete a questionnaire that solicits information on that trustee’s business, financial and family relationships with the relevant Trust’s Adviser, other service providers, and their affiliates, as well as other relationships that could affect that Trustee’s status as an Independent Trustee. If a matter or conflict of interest develops that could affect a trustee’s status as an Independent

Trustee, the trustee will report such matter to the Board chair or counsel to the Independent Trustees in a timely manner.

4.

Each member of the Committee shall be prohibited from receiving any compensation from a Trust except compensation for services as a member of the Board or Chairperson of the Board, or a member of this Committee or Chairperson of this Committee, or a member or chairperson of any other committee of the Board.

5.

An Independent Trustee may serve on the Board until the end of the year in which he or she reaches the age of 75. Upon reaching age 73, a Trustee should not hold a Board or Committee chair position. The Board may request that an Independent Trustee approaching retirement age extend his or her term on a year-to-year basis for a maximum of two years.

6.

Each Independent Trustee shall comply with the legal, ethical and fiduciary duties imposed on the trustees of a mutual fund. Trustees shall devote the amount of time necessary to perform the sometimes rigorous duties of a mutual fund trustee, including a commitment to the extent reasonably practicable, to attend all Trust Board and committee meetings.

C.	Committee Meetings.

1.

The Committee shall meet separately from the full Board and outside the presence of representatives of Trust management at the time of each Board meeting, or at such other times as the Committee deems appropriate but no less frequently than quarterly.

2.

The Committee may, in its discretion, ask the interested trustees, members of management or others to attend its meetings (or portions thereof) and to provide such pertinent information as the Committee requests.

3.

At any meeting of the Committee, a majority of its members shall constitute a quorum. When a quorum is present at any meeting, a majority of the Committee members present may take any action, except where a larger vote is expressly required by law or by the Declaration of Trust or By-Laws.

4.	The Committee may establish rules and procedures for the conduct of its meetings that are consistent with this Charter and each Declaration of Trust and By-Laws.

D.	Committee Organizational Matters.

1.	The Chairperson of the Committee shall:

a.	preside at the meetings of the Committee;

b.	coordinate communications among the members of the Committee between meetings of the Committee;

c.	oversee the preparation and maintenance of the agenda and any minutes of each meeting of the Committee;

d.

act as a liaison among the Committee, the interested trustee(s), the Adviser, the Administrator, the Sub-Administrator, the Custodian, the Transfer Agent, the Distributor, and other service providers for the Trust; and

e.	perform such other functions consistent with this Charter as the Committee may delegate to him or her.

2.	The Committee shall select a chairperson to preside at all meetings over which the Independent Chairperson of the Board is not presiding.

3.

The Committee shall have the authority to require the Adviser, the Administrator, the Sub-Administrator, the Custodian, the Transfer Agent, the Distributor, and other service providers for a Trust to respond to inquiries, prepare reports, and produce documentation concerning a Trust and their work on behalf of a Trust.

4.	The Committee shall be responsible for the selection of any independent counsel for the Independent Trustees, as well as any determinations as to that counsel’s independence.

5.

The Committee may seek advice from counsel to the Independent Trustees, counsel for each Trust or from the independent accountants and may ask such counsel and accountants to investigate particular matters.

6.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts and consultants.

7.	The Committee shall be reimbursed for reasonable expenses incurred by the Committee in performing its functions under this Charter. Such expenses shall be borne by each Trust, as appropriate.

E.	Nomination of Independent Trustees.

1.

The Committee shall select and nominate, for consideration by the investors or the Board in accordance with Section 16(a) of the 1940 Act, candidates to serve as independent trustees of a Trust. Nominations may proceed upon the vote of a majority of the members of the Committee.

2.

In making nominations under paragraph E(1) the Committee shall evaluate candidates’ qualifications for Board membership, their independence from the Adviser, the Administrator, the Distributor and other principal service providers, and the effect of any relationships beyond those stated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the Adviser, the Administrator, the Distributor or other services providers. Persons recommended by the Committee shall possess such knowledge, experience, skills, expertise and diversity as will enhance the Board’s ability to manage and direct the affairs and business of a Trust. The Committee shall not nominate any person who it has determined (i) is an “interested person” of a Trust, as defined in Section 2(a)(19) of the 1940 Act, or (ii) is an aunt, uncle, cousin, niece, nephew, grandparent, or grandchild of an employee, officer or interested trustee of a Trust, the Adviser, the Administrator, Sub-Administrator or the Distributor as a candidate to serve as an independent trustee of a Trust.

3.

In making nominations under paragraph E(1), the Committee shall (a) provide the Adviser with an opportunity to suggest any candidates to serve as independent trustees, (b) give consideration to any candidates suggested by the Adviser, and (c) afford the Adviser an opportunity to meet with and comment upon candidates considered by the Committee.

F.	Effectiveness of the Committee and the Board.

1.

The Committee shall on an annual or other basis, as determined by the Committee, lead a process intended to assess the effectiveness of the Board and its committees. Such assessment shall include an evaluation of (i) the ability of the Trustees, including interested trustees, to oversee the number of funds for which they have responsibility, and (ii) the number and responsibilities of any Board committees. The Committee shall consider and, if appropriate, recommend changes to the Board’s or the Committee’s policies and procedures in response to information received through the assessment.

G.	Other Committee Responsibilities.

1.

The Committee shall at least annually review the compensation of the Independent Trustees and consider whether to recommend to the Board a change in the compensation of the Independent Trustees. If requested, a Trust’s management may assist with the analysis of relevant data on compensation.

2.	The Committee shall at least annually review and make a recommendation to the Board regarding the membership and chairperson of each committee of the Board.

3.

The Independent Trustees shall review the level of insurance coverage (“D&O/E&O Insurance”) annually to ensure that each Independent Trustee is provided with adequate D&O/E&O Insurance. Under the current management fee structure, any premium due for a Trust’s D&O/E&O Insurance shall be paid by the Adviser.

4.

The Committee shall undertake such other oversight responsibilities as are consistent with this charter, including but not limited to oversight of responses on behalf of the Trusts to regulatory inquiries and/or examinations.

5.	The Committee may at its discretion assign any responsibilities under this section to a subset of the Committee.

Approved August 16, 2004 (SPDR Series Trust)

Approved August 23, 2004 (SPDR Index Shares Funds)

Amended September 22, 2004

Amended November 15, 2004

Amended May 31, 2006

Updated August 1, 2007

Amended March 5, 2008

Amended February 23, 2010

Approved February 23, 2011 (SSGA Master Trust/SSGA Active Trust)

Approved May 26, 2016

Amended February 23, 2017

Amended May 24, 2017

Amended November 13, 2017

Approved November 11, 2020

Amended November 9, 2021

Amended May 13, 2022

STATE STREET GLOBAL ADVISORS

ONE IRON STREET

BOSTON, MA 02210

To authorize your proxy by Internet

1)  Read the proxy statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above

3)  Follow the instructions provided on the website.

To authorize your proxy by Telephone 1) Read the proxy statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D88965-S50356 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board unanimously recommends that you vote	For	Withhold	For All	To withhold authority to vote for any individual
“FOR ALL” nominees.	All	All	Except	nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. To elect five (5) nominees to the Board of Trustees of each Trust in the following manner:
	☐	☐	☐
01) Clare S. Richer
02) Sandra G. Sponem
03) Kristi L. Rowsell
04) Gunjan Chauhan
05) Carolyn M. Clancy

To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders:

The proxy statement is available at www.proxyvote.com.

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D88966-S50356

SPDR® INDEX SHARES FUNDS

SPDR® SERIES TRUST

SSGA ACTIVE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON

SEPTEMBER 15, 2022

This proxy is solicited by the Board of Trustees (the “Board”) of SPDR® Index Shares Funds, SPDR® Series Trust and SSGA Active Trust (each, a “Trust” and, collectively, the “Trusts”) for use at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 2:00 p.m. Eastern Time, on September 15, 2022 at the offices of SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02210 and any postponement(s) or adjournment(s) thereof.

The undersigned hereby appoints Ellen M. Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE